UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018 (August 8, 2018)

FRONT YARD RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 9, 2018, Front Yard Residential Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the Company's acquisition of all of the equity interests of HavenBrook Partners, LLC, a Delaware limited liability company (“HavenBrook”), and three real estate investment trusts owned by Rental Home Associates, LLC, a Delaware limited liability company (“RHA”), on August 8, 2018. This Amendment No.1 to the Initial Form 8-K (the “Form 8-K/A”) is being filed to provide the financial statements set forth in Item 9.01 in accordance with Item 9.01 of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired

The audited consolidated financial statements for the year ended December 31, 2017 and the unaudited consolidated financial statements for the six months ended June 30, 2018 and 2017 of RHA and HavenBrook are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

(b)    Pro Forma Financial Information

The unaudited pro forma consolidated financial information of the Company for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018 are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1
Audited consolidated financial statements for the year ended December 31, 2017 and unaudited consolidated financial statements for the six months ended June 30, 2018 and 2017 of Rental Home Associates, LLC.

99.2
Audited consolidated financial statements for the year ended December 31, 2017 and unaudited consolidated financial statements for the six months ended June 30, 2018 and 2017 of HavenBrook Partners, LLC.

99.3	Unaudited pro forma consolidated financial information of the Company for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation
October 24, 2018	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer